Washington Federal, Inc.
Fact Sheet
September 30, 2014
($ in Thousands)

Exhibit 99.2
	3/14 QTR		6/14 QTR		9/14 QTR

Loan Loss Reserve - Total	$114,931		$114,150		$115,257
General and Specific Allowance	114,931		$114,150		$112,347
Commitments Reserve	—		—		2,910
Allowance as a % of Gross Loans	1.40%		1.35%		1.33%

Regulatory Capital Ratios (excludes holding co.)
Tangible	1,653,499	11.74%	1,652,787	11.58%	1,658,704	11.46%
Tier 1 Risk Based	1,653,499	23.99%	1,652,787	23.14%	1,658,704	22.85%
Risk Based	1,740,488	25.25%	1,743,057	24.41%	1,750,179	24.11%

	3/14 QTR	3/14 YTD	6/14 QTR	6/14 YTD	9/14 QTR	9/14 YTD
Loan Originations - Total	$410,145	$910,746	$596,623	$1,507,369	$664,646	$2,172,015
Single-Family Residential	123,806	300,083	176,218	476,301	220,698	696,999
Construction - Speculative	34,587	79,127	37,365	116,492	54,047	170,539
Construction - Custom	73,008	159,659	83,040	242,699	116,374	359,073
Land - Acquisition & Development	11,277	21,762	23,377	45,139	8,821	53,960
Land - Consumer Lot Loans	1,981	4,203	3,024	7,227	5,214	12,441
Multi-Family	52,836	111,663	77,546	189,209	50,143	239,352
Commercial Real Estate	43,884	78,249	87,503	165,752	92,615	258,367
Commercial & Industrial	57,356	134,825	93,820	228,645	104,226	332,871
HELOC	10,890	20,567	14,323	34,890	12,164	47,054
Consumer	520	608	407	1,015	344	1,359

Purchased Loans (including acquisitions)	$33,712	100,811	$98,741	$199,552	$11,675	$211,227

Net Loan Fee and Discount Accretion	$5,977	12,275	$7,635	$19,910	$7,938	$27,848

Washington Federal, Inc.
Fact Sheet
September 30, 2014
($ in Thousands)

	3/14 QTR	3/14 YTD	6/14 QTR	6/14 YTD	9/14 QTR	9/14 YTD
Repayments
Loans	$391,068	$877,211	$454,107	$1,331,318	$495,997	$1,827,315
MBS	73,041	141,802	92,610	234,412	118,006	352,418

MBS Premium Amortization	$1,972	$3,646	$2,367	$6,013	$2,756	$8,769

Loan Servicing Fee Income	$1,324	$3,370	$2,297	$5,667	$2,038	$7,705
Other Fee Income	3,515	5,464	4,228	9,692	5,338	15,030
Total Fee Income	$4,839	8,834	$6,525	15,359	$7,376	22,735

Efficiency
Operating Expenses/Average Assets	1.43%	1.40%	1.47%	1.41%	1.47%	1.43%
Efficiency Ratio	48.50	45.49	47.86	46.31	48.05	46.76
Amortization of Intangibles	$728	$1,549	$1,052	$2,601	$1,074	$3,675

EOP Numbers
Shares Issued and Outstanding	101,763,415		100,296,268		98,404,705

Share repurchase information
Remaining shares auth. for repurchase	8,424,634	8,424,634	6,924,634	6,924,634	5,042,434	5,042,434
Shares repurchased	593,300	1,448,200	1,500,000	2,948,200	1,882,200	4,830,400
Average share repurchase price	$21.63	$21.94	$21.64	$21.79	$21.28	$21.59

Washington Federal, Inc.
Fact Sheet
September 30, 2014
($ in Thousands)

Tangible Common Book Value	3/14 QTR	6/14 QTR	9/14 QTR
$ Amount	$1,680,468	$1,686,652	$1,673,974
Per Share	16.51	16.82	17.01

# of Employees	1,846	1,948	1,909
Tax Rate - Going Forward	35.75%	35.75%	35.75%

Investments
Available-for-sale:
Agency MBS	$1,709,872	$1,771,369	$1,683,425
Other	1,400,703	1,331,652	1,366,017
	$3,110,575	$3,103,021	$3,049,442
Held-to-maturity:
Agency MBS	$1,611,303	$1,583,853	$1,548,265
Other	—	—	—
	$1,611,303	$1,583,853	$1,548,265

Washington Federal, Inc.
Fact Sheet
September 30, 2014
($ in Thousands)

	AS OF 3/31/14		AS OF 6/30/14		AS OF 9/30/14
Gross Loan Portfolio by Category *	AMOUNT	%	AMOUNT	%	AMOUNT	%
Single-Family Residential	$5,462,093	66.8%	$5,479,111	64.9%	$5,572,244	64.2%
Construction - Speculative	135,001	1.7	126,926	1.5	140,060	1.6
Construction - Custom	354,279	4.3	372,789	4.4	385,824	4.5
Land - Acquisition & Development	77,049	0.9	91,058	1.1	80,359	0.9
Land - Consumer Lot Loans	116,864	1.4	114,573	1.4	111,130	1.3
Multi-Family	869,635	10.6	896,799	10.6	920,285	10.6
Commercial Real Estate	634,457	7.8	693,421	8.2	752,957	8.7
Commercial & Industrial	351,705	4.3	398,181	4.7	434,088	5.0
HELOC	131,852	1.6	136,304	1.6	134,455	1.6
Consumer	48,239	0.6	138,547	1.6	138,315	1.6
	8,181,174	100.0%	8,447,709	100.0%	8,669,717	100.0%
Less:
ALL	114,931		114,150		112,347
Loans in Process	264,946		303,084		346,172
Discount on Acquired Loans	29,286		28,480		25,391
Deferred Net Origination Fees	34,902		36,041		37,485
Sub-Total	444,065		481,755		521,395
	$7,737,109		$7,965,954		$8,148,322

Net Loan Portfolio by Category *	AMOUNT	%	AMOUNT	%	AMOUNT	%
Single-Family Residential	$5,371,177	69.4%	$5,392,794	67.7%	$5,481,766	67.3%
Construction - Speculative	81,604	1.1	78,359	1.0	79,687	1.0
Construction - Custom	174,987	2.3	198,207	2.5	188,735	2.3
Land - Acquisition & Development	63,572	0.8	67,359	0.8	64,367	0.8
Land - Consumer Lot Loans	113,020	1.5	110,894	1.4	107,291	1.3
Multi-Family	844,007	10.9	863,747	10.8	886,676	10.9
Commercial Real Estate	592,594	7.7	619,228	7.8	664,336	8.2
Commercial & Industrial	323,045	4.2	369,763	4.6	410,285	5.0
HELOC	128,456	1.7	132,766	1.7	131,153	1.6
Consumer	44,647	0.6	132,838	1.7	134,027	1.6
	$7,737,109	100.0%	$7,965,954	100.0%	$8,148,322	100.0%
* Excludes covered loans

Washington Federal, Inc.
Fact Sheet
September 30, 2014
($ in Thousands)

	AS OF 3/31/14			AS OF 6/30/14			AS OF 9/30/14
Deposits by State	AMOUNT	%	#	AMOUNT	%	#	AMOUNT	%	#
WA	$5,142,077	49.7%	82	$4,930,348	45.8%	82	$4,978,005	46.4%	81
ID	811,048	7.8	29	817,259	7.6	28	810,841	7.6	27
OR	1,840,375	17.8	49	2,002,383	18.6	49	2,008,862	18.7	49
UT	319,954	3.1	10	314,247	2.9	10	309,062	2.9	10
NV	182,035	1.8	4	377,464	3.5	14	362,887	3.4	14
TX	106,874	1.0	5	105,292	1.0	5	92,260	0.9	5
AZ	1,030,346	10.0	23	1,316,324	12.2	36	1,275,153	11.9	36
NM	912,182	8.8	29	902,363	8.4	29	879,858	8.2	29
Total	$10,344,891	100.0%	231	$10,765,680	100.0%	253	$10,716,928	100.0%	251

Deposits by Type	AMOUNT	%		AMOUNT	%		AMOUNT	%
Checking (noninterest)	$691,577	6.7%		$818,273	7.6%		$883,601	8.2%
NOW (interest)	1,265,041	12.2		1,378,379	12.8		1,447,569	13.5
Savings (passbook/stmt)	575,440	5.6		620,414	5.8		622,546	5.8
Money Market	2,342,263	22.6		2,498,714	23.2		2,536,971	23.7
CD's	5,470,570	52.9		5,449,900	50.6		5,226,241	48.8
Total	$10,344,891	100.0%		$10,765,680	100.0%		$10,716,928	100.0%

Deposits greater than $250,000 - EOP	$1,677,326			$1,776,322			$1,887,216

Washington Federal, Inc.
Fact Sheet
September 30, 2014
($ in Thousands)

	AS OF 3/31/14		AS OF 6/30/14		AS OF 9/30/14
Non-Performing Assets	AMOUNT	%	AMOUNT	%	AMOUNT	%
Non-accrual loans:
Single-Family Residential	$81,740	81.6%	$78,317	83.1%	$74,067	84.7%
Construction - Speculative	2,132	2.1	1,966	2.1	1,477	1.7
Construction - Custom	265	0.3	143	0.2	—	—
Land - Acquisition & Development	2,113	2.1	2,295	2.4	811	0.9
Land - Consumer Lot Loans	3,007	3.0	1,879	2.0	2,637	3.0
Multi-Family	2,199	2.2	2,103	2.2	1,742	2.0
Commercial Real Estate	7,101	7.1	5,442	5.8	5,106	5.8
Commercial & Industrial	579	0.6	516	0.5	7	—
HELOC	441	0.4	970	1.0	795	0.9
Consumer	621	0.6	595	0.6	789	0.9
Total non-accrual loans	100,198	100.0%	94,226	100.0%	87,431	100.0%
Total REO	60,995		57,352		55,072
Total REHI	13,596		10,779		4,808
Total non-performing assets	$174,789		$162,357		$147,311

Total non-performing assets as a
% of total assets	1.22%		1.10%		1.00%

Washington Federal, Inc.
Fact Sheet
September 30, 2014
($ in Thousands)

	3/14 QTR		6/14 QTR		9/14 QTR
	AMOUNT	%	AMOUNT	%	AMOUNT	%
Restructured loans:
Single-Family Residential	$348,918	86.1	$333,814	86.1	$323,732	86.4
Construction - Speculative	9,416	2.3	8,554	2.2	7,360	2.0
Construction - Custom	1,196	0.3	1,196	0.3	—	—
Land - Acquisition & Development	5,164	1.3	5,092	1.3	4,737	1.3
Land - Consumer Lot Loans	13,270	3.3	12,922	3.3	13,002	3.5
Multi-Family	7,727	1.9	5,266	1.4	5,243	1.4
Commercial Real Estate	18,107	4.5	19,292	5.0	19,140	5.1
Commercial & Industrial	31	—	23	—	—	—
HELOC	1,198	0.3	1,198	0.3	1,486	0.4
Consumer	197	—	236	0.1	43	—
Total restructured loans (2)	$405,224	100.0%	$387,593	100.0%	$374,743	100.0%

(2) Restructured loans were as follows:
Performing	$381,849	94.2%	$361,918	93.4%	$350,653	93.6%
Non-performing*	23,375	5.8	25,675	6.6	24,090	6.4
* Included in "Total non-accrual loans" above	$405,224	100.0%	$387,593	100.0%	$374,743	100.0%

Washington Federal, Inc.
Fact Sheet
September 30, 2014
($ in Thousands)

	3/14 QTR		6/14 QTR		9/14 QTR
	AMOUNT	CO %**	AMOUNT	CO %**	AMOUNT	CO %**
Net Charge-offs by Category
Single-Family Residential	$356	0.03%	$(2,186)	(0.16)%	$(833)	(0.06)%
Construction - Speculative	488	1.45	(2)	(0.01)	11	0.03
Construction - Custom	—	—	—	—	—	—
Land - Acquisition & Development	(214)	(1.11)	(85)	(0.37)	(2,248)	(11.19)
Land - Consumer Lot Loans	231	0.79	86	0.30	99	0.36
Multi-Family	—	—	—	—	—	—
Commercial Real Estate	73	0.05	8	—	(9)	—
Commercial & Industrial	(2,408)	(2.74)	33	0.03	(1,670)	(1.54)
HELOC	—	—	18	0.05	30	0.09
Consumer	(49)	(0.41)	(91)	(0.26)	13	0.04
Total net charge-offs	$(1,523)	(0.07)%	$(2,219)	(0.11)%	$(4,607)	(0.21)%
** Annualized Net Charge-offs divided by Gross Balance

SOP 03-3
Accretable Yield	$107,199		$104,239		$97,221
Non-Accretable Yield	183,645		179,694		179,343
Total Contractual Payments	$290,844		$283,933		$276,564

Interest Rate Risk
One Year GAP		(13.9)%		(10.6)%		(11.3)%
NPV post 200 bps shock*		15.22%		16.32%		15.68%
Change in NII after 200 bps shock*		(2.1)%		(0.5)%		(1.5)%
* Assumes no balance sheet management

CD's Repricing	Amount	Rate	Amount	Rate	Amount	Rate
Within 3 months	$986,727	0.51%	$1,286,768	0.60%	$898,995	0.58%
From 4 to 6 months	1,233,943	0.62	856,397	0.60%	1,180,349	0.65%
From 7 to 9 months	520,909	0.82	669,532	0.88%	544,350	0.79%
From 10 to 12 months	637,091	0.92	514,198	0.81%	484,519	0.64%

Washington Federal, Inc.
Fact Sheet
September 30, 2014
($ in Thousands)

Historical CPR Rates ***
	WAFD	WAFD
Average for Quarter Ended:	SFR Mortgages	GSE MBS

9/30/2012	22.9	30.7
12/31/2012	25.0	18.2
3/31/2013	24.0	21.7
6/30/2013	26.8	17.4
9/30/2013	21.4	15.9
12/31/2013	13.5	8.7
3/31/2014	10.1	8.5
6/30/2014	13.8	10.6
9/30/2014	14.6	13.4

*** The CPR Rate (conditional payment rate) is the rate that is equal to the proportion of the principal of a pool of loans that is paid off prematurely in each period. Also, the comparison is not precise in that Washington Federal is a portfolio lender and not required to follow GSE servicing rules/regulations.

Washington Federal, Inc.
Fact Sheet
September 30, 2014
Delinquency Summary (excludes covered loans)
($ in Thousands)

			AMOUNT OF LOANS	# OF LOANS				% based		% based
TYPE OF LOANS	#LOANS	AVG Size	NET OF LIP & CHG-OFFs	30	60	90	Total	on #	$ Delinquent	on $

September 30, 2014
Single-Family Residential	28,886	193	$5,569,794	99	52	295	446	1.54%	$90,538	1.63%
Construction - Speculative	476	183	87,035	—	—	—	—	—%	—	—%
Construction - Custom	811	237	192,098	4	—	—	4	0.49%	836	0.44%
Land - Acquisition & Development	129	547	70,552	1	—	—	1	0.78%	155	0.22%
Land - Consumer Lot Loans	1,320	84	111,091	13	5	21	39	2.95%	4,388	3.95%
Multi-Family	989	905	895,195	1	1	3	5	0.51%	824	0.09%
Commercial Real Estate	896	771	690,881	3	3	9	15	1.67%	18,811	2.72%
Commercial & Industrial	1,049	414	434,032	4	3	2	9	0.86%	1,485	0.34%
HELOC	2,043	66	134,456	5	3	8	16	0.78%	1,497	1.11%
Consumer	6,970	20	138,411	131	59	64	254	3.64%	1,731	1.25%
	43,569	191	$8,323,545	261	126	402	789	1.81%	$120,265	1.44%

June 30, 2014
Single-Family Residential	28,799	190	$5,476,709	121	77	292	490	1.70%	$97,150	1.77%
Construction - Speculative	437	195	85,412	1	—	2	3	0.69%	777	0.91%
Construction - Custom	797	253	201,475	1	—	1	2	0.25%	187	0.09%
Land - Acquisition & Development	125	600	74,979	1	—	4	5	4.00%	2,464	3.29%
Land - Consumer Lot Loans	1,365	84	114,511	10	1	17	28	2.05%	3,269	2.85%
Multi-Family	993	878	872,026	5	1	3	9	0.91%	3,450	0.40%
Commercial Real Estate	918	704	646,396	1	—	9	10	1.09%	3,056	0.47%
Commercial & Industrial	1,082	368	398,171	6	—	3	9	0.83%	743	0.19%
HELOC	2,003	68	136,304	4	3	8	15	0.75%	1,754	1.29%
Consumer	7,552	18	138,641	148	69	75	292	3.87%	2,160	1.56%
	44,071	185	$8,144,625	298	151	414	863	1.96%	$115,008	1.41%

March 31, 2014
Single-Family Residential	28,879	189	$5,459,457	157	56	309	522	1.81%	$102,946	1.89%
Construction - Speculative	469	190	88,954	1	—	2	3	0.64%	830	0.93%
Construction - Custom	780	228	178,099	4	—	1	5	0.64%	1,475	0.83%
Land - Acquisition & Development	134	524	70,207	—	2	4	6	4.48%	2,464	3.51%
Land - Consumer Lot Loans	1,397	84	116,807	6	3	21	30	2.15%	3,671	3.14%
Multi-Family	998	854	852,246	1	—	3	4	0.40%	1,282	0.15%
Commercial Real Estate	1,142	542	618,580	8	3	12	23	2.01%	6,396	1.03%
Commercial & Industrial	975	361	351,692	3	3	3	9	0.92%	2,015	0.57%
HELOC	2,050	64	131,853	10	1	4	15	0.73%	1,512	1.15%
Consumer	8,466	6	48,334	141	55	71	267	3.15%	1,676	3.47%
	45,290	175	$7,916,229	331	123	430	884	1.95%	$124,267	1.57%

Washington Federal, Inc.
Fact Sheet
September 30, 2014
Average Balance Sheet
($ in Thousands)

	Quarters Ended
	March 31, 2014			June 30, 2014			September 30, 2014
	Average		Average	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate	Balance	Interest	Rate
Assets
Loans and covered loans	$7,899,864	$106,334	5.46%	$8,040,818	$108,089	5.39%	$8,208,948	$109,200	5.28%
Mortgage-backed securities	3,305,428	21,071	2.59	3,341,969	20,507	2.46	3,306,826	19,313	2.32
Cash & Investments	1,915,724	4,540	0.96	2,011,154	6,003	1.20	2,088,492	6,196	1.18
FHLB & FRB Stock	170,945	406	0.96	166,522	412	0.99	162,282	368	0.90

Total interest-earning assets	13,291,961	132,351	4.04%	13,560,464	135,011	3.99%	13,766,548	135,077	3.89%
Other assets	1,101,299			988,917			1,032,575

Total assets	$14,393,260			$14,549,381			$14,799,123

Liabilities and Equity
Customer accounts	$10,355,866	14,780	0.58%	10,608,318	14,239	0.54%	10,801,665	14,007	0.51%
FHLB advances	1,930,000	16,935	3.56	1,930,000	17,493	3.64	1,930,000	17,676	3.63
Other borrowings	—	—	—	—	—	—	—	—	—

Total interest-bearing liabilities	12,285,866	31,715	1.05%	12,538,318	31,732	1.02%	12,731,665	31,683	0.99%
Other liabilities	126,711			26,278			86,969

Total liabilities	12,412,577			12,564,596			12,818,634
Stockholders’ equity	1,980,683			1,984,785			1,980,489

Total liabilities and equity	$14,393,260			$14,549,381			$14,799,123

Net interest income		$100,636			$103,279			$103,394

Net interest margin (1)			3.03%			3.05%			3.00%

(1)	Annualized net interest income divided by average interest-earning assets